Exhibit 10.3
AMENDMENT NO. 3 TO THE
AIR PRODUCTS AND CHEMICALS, INC.
RETIREMENT SAVINGS PLAN

WHEREAS, Air Products and Chemicals, Inc. (the “Company”) is the Plan Sponsor of the Air Products and Chemicals, Inc. Retirement Savings Plan (the “Plan”); and
WHEREAS, pursuant to Plan Section 7.01 the Plan may be amended at anytime; and
    WHEREAS, the Company desires to update Schedule I.
    NOW, THEREFORE, the Plan is hereby amended effective October 1, 2023 as follows:

1.Schedule I is updated as attached hereto.
2.In all other respects the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF, the Company has caused its Senior Vice President, Human Resources to execute this Third Amendment to the Plan.

                            AIR PRODUCTS AND CHEMICALS, INC.

    By: /s/ Victoria Brifo
Victoria Brifo
Senior Vice President and Chief Human Resources Officer

Date: 9/29/2023

SCHEDULE I
PARTICIPATING EMPLOYERS
AS OF 1 October 2023

Name of Affiliated Company	Participating Employer Since Date	Revocation Date
ProCal	2 March 2015	N/A
Air Products Energy Enterprising, Inc.	Continuing	N/A
Air Products Helium, Inc.	Continuing	N/A
Air Products Manufacturing Co., Inc.	Continuing	N/A
Air Products LLC	1 June 2007	N/A
Air Products Performance Manufacturing, Inc. (formerly known as “Tomah Products, Inc.” and “Tomah Reserve, Inc.”)	1 April 2006	N/A
Versum Materials US, LLC	1 August 2016	1 October 2016
Air Products West Coast Hydrogen	1 October 2023	N/A
Air Products Industrial Gas LLC	1 October 2023	N/A
Air Products Manufacturing LLC	1 October 2023	N/A